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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. (20549)

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 29, 2008

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                           ILINC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                        1-13725                  76-0545043
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

      2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA            85018
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                                 (602) 952-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 29, 2008, iLinc Communications, Inc. ("the Company") reported its fiscal 2008 fourth quarter and year end results for the period ended March 31, 2008. A copy of the Company's press release is attached as Exhibit 99.1 to this current report.

A replay of the earnings call and presentation is available on the Company's Website at HTTP://IR.ILINC.COM/REGISTER/FBYTFR.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith:


EXHIBIT NUMBER             DESCRIPTION

99.1 Press release dated May 29, 2008 issued by iLinc Communications, Inc. Filed herewith.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            iLINC COMMUNICATIONS, INC.


                                            By: /s/ James M. Powers, Jr.
                                              ----------------------------------
                                               President and Chief Executive
                                                  Officer
Date:  May 29, 2008



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                                  EXHIBIT INDEX

EXHIBIT
 NUMBER          DESCRIPTION OF EXHIBITS

   99.1          Copy of press release issued by iLinc Communications, Inc.
                 on May 29, 2008.